EXHIBIT 99.1


Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Contents                                                                    Page


Partners and Advisors                                                        F-2

Partners' Report                                                       F-3 - F-4

Statement of Partners' Responsibilities                                      F-5

Report of the Independent Accountants                                        F-6

Consolidated Profit and Loss Account                                         F-7

Statement of Group Total Recognised Gains and Losses                         F-8

Reconciliation of Movements in Partnership Funds                             F-8

Balance Sheet                                                                F-9

Consolidated Cash Flow Statement                                            F-10

Notes to the Financial Statements                                    F-11 - F-18

Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Partners and Advisors

Limited Partner

Hostmark World Holdings LLC

General Partner

Hostmark World GP LLC

Secretary and Registered Office

Richard Siegel


1013 Centre Road
Wilmington
Delaware
19805-1297
USA

Registered Auditors

PricewaterhouseCoopers
1 Embankment Place
London WC2N 6RH

Bankers

Lloyds TSB PLC
26 Hammersmith Broadway
London   W14

Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Partners' Report
For the Period From Inception to 31 December 2000

The partners present their report and the audited consolidated financial statements for the period from the date of Inception, 7 December 1999, to 31 December 2000. The Group consists of Hostmark World LP and its subsidiaries as shown in Note 9 to the financial statements.

Results and Distributions

The Group's loss before taxation amounted to (euro)26,590,407. Details are contained in the profit and loss account on page F-7.

No final distribution is proposed.

Principal Activity

There has been no significant change in the principal activity of the Group which throughout the period has been the provision of web hosting and internet services.

Review Of The Business And Future Developments

The partners are satisfied that the financial statements give a fair review of the development of the business of Hostmark World LP and the Group during the period and of its position at the period end.

Hostmark was established by Sturm Group in order to exploit perceived opportunities in the European web hosting market. Formed as Dot-to-Dot Communications LP on 7 December 1999, it changed its name to advantag-e World LP on 17th May 2000 and subsequently to Hostmark World LP on 25th January 2001. Operating companies were set up in the UK, Sweden, Germany, France and Denmark and Internet Data Centres established in the UK, Sweden and Germany.

Since 31 December 2000, Sturm Group concluded that it was unable to sustain the level of funding needed to support the Group and its expansion plans. Therefore, on 25 April 2001 the French subsidiary, Hostmark France SAS, was put into liquidation. The remaining operating subsidiaries in the Group, being Hostmark World Ltd, Hostmark UK Ltd, Hostmark AB and Hostmark GmbH were sold, in a share for share exchange, to Worldport Holdings Inc., a US company registered in Delaware. The combined Worldport / Hostmark entity proposes to continue to exploit the opportunities in the European web hosting market and is currently developing its strategy to achieve this. In the short-term, this may include redundancies and asset write-downs, as synergistic cost savings are identified.

Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Partners' Report (Continued)
For the Period From Inception to 31 December 2000

Capital Funding and Status of Partnership

Hostmark World LP was registered on 7 December 1999 in Delaware, USA, but received no capital funding until 7 February 2000. Details of capital funding are included in Note 12.

Partners

The present partners of Hostmark World LP are listed on page F-2.

Auditors

PricewaterhouseCoopers were appointed as auditors on 1 November 2000.

By Order of the Board.

/s/   Daniel Frydenlund
-----------------------

Daniel Frydenlund
Chief Financial Officer, Hostmark World Ltd

6 July 2001

Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Statement Of Partners' Responsibilities

The partners are responsible for preparing financial statements for each financial year which give a true and fair view of the state of affairs of the Group at the end of the period and of the profit or loss of the Group for that period. In preparing those financial statements, the Partners are required to select suitable accounting policies and apply them consistently and make judgements and estimates that are reasonable and prudent.

The partners are responsible for stating whether applicable accounting standards have been followed and disclose and explain any material departures in the financial statements which must be prepared on the going concern basis unless it is inappropriate to presume that the Group will continue in business.

The partners are responsible for the maintenance of adequate accounting records, for safeguarding the assets of the Group, and for preventing and detecting fraud and other irregularities.

PricewaterhouseCoopers [logo]
--------------------------------------------------------------------------------
                                             PricewaterhouseCoopers
                                             PricewaterhouseCoopers
                                             1 Embankment Place
                                             London WC2N6NN
                                             Telephone +44 (0) 20 7583 5000
                                                       +44 (0) 20 7939 3000
                                             Facsimile +44 (0) 20 7822 4652







                        Report of Independent Accountants

To the Directors of Worldport Holdings Inc:

In our opinion, the accompanying consolidated balance sheet and the related consolidated profit and loss account, statement of movements in partnership funds and consolidated cash flows, all expressed in Euros, present fairly, in all material respects, the financial position of Hostmark World LP and its subsidiaries (collectively the "Group") at 31 December 2000, and the results of their operations and their cash flows for the period from inception on 7 February 2000 to 31 December 2000, in conformity with accounting principles which, as described in Note 1, are generally accepted in United Kingdom. These principles differ in certain respects from accounting principles generally accepted in the United States. These financial statements are the responsibility of the Group's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As disclosed in Note 20, the application of US GAAP resulted in no significant differences in the determination of net loss or partnership funds.


/s/   PricewaterhouseCoopers
----------------------------

PricewaterhouseCoopers
Chartered Accountants and Registered Auditors
9 July 2001









PricewaterhouseCoopers is the successor partnership to the UK firms of Price Waterhouse and Coopers & Lybrand. The principal place of business of PricewaterhouseCoopers and its associate partnerships, and of Coopers & Lybrand, is 1 Embankment Place, London WC2N 6NN. The principal place of business of Price Waterhouse is Southwark Towers, 32 London Bridge Street, London SE1 9SY. Lists of the partners' names are available for inspection at those places.

All partners in the associate partnerships are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers. PricewaterhouseCoopers is authorised by the Institute of Chartered Accountants in England and Wales to carry on investment business.

Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Consolidated Profit and Loss Account
for the period from Inception to 31 December 2000

                                                                           Period ended 31
                                                                                  December
                                                            Note                      2000
                                                                                   (euro)s

Turnover                                                                               -
Cost of sales                                                                          -

Gross profit                                                                           -

Administration Expenses
Staff Costs                                                                   (6,544,981)
Property Costs                                                                (2,777,925)
Advertising & Marketing Costs                                                 (2,252,505)
Travel & Entertaining Costs                                                     (841,424)
Technology & Communications Costs                                               (610,838)
Professional Fees                                                            (14,779,814)
Administration & Other Expenses                                                 (882,475)
Depreciation & Amortisation                                                     (199,264)
Capitalisation of Costs                                                        1,764,280
Total Administration Expenses                                                (27,124,946)

Operating loss                                                2              (27,124,946)

Loss on ordinary activities before interest                                  (27,124,946)

Interest receivable and similar income                        4                  535,932
Interest payable and similar charges                          5                   (1,393)

Loss on ordinary activities before taxation                                  (26,590,407)

Taxation                                                      6                        -

Loss on ordinary activities after taxation                                   (26,590,407)

Dividends                                                                              -

Retained loss for the period                                 13              (26,590,407)

All activities relate to continuing operations.


Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Statement of Group Total Recognised Gains and Losses for the period from Inception to 31 December 2000

                                                           Period ended 31
                                                             December 2000
                                                                   (euro)s

Retained loss for the period                                   (26,590,407)
Foreign exchange translation difference                         (2,007,781)

Total recognised losses for the period                         (28,598,188)




Reconciliation of Movements In Partnership Funds for the period from inception to 31 December 2000

                                                             Period ended 31
                                                               December 2000
                                                                     (euro)s

 Capital funds invested                                        106,338,963
 Loss for the financial period                                 (26,590,407)
 Foreign exchange translation difference                        (2,007,781)

 Net movement in partnership funds                              77,740,775

 Opening partnership funds                                               -

 Closing partnership funds                                      77,740,775

Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Consolidated Balance Sheet at 31 December 2000


                                                                                       Group
                                                                            31 December 2000
                                                            Note
                                                                                     (euro)s

 Fixed Assets
 Tangible assets                                              7                 85,098,149
 Intangible assets                                            8                     15,158

                                                                                85,113,307

 Current assets
 Debtors                                                     10                 12,410,935
 Cash at bank and in hand                                                       10,290,672

                                                                                22,701,607

 Creditors:
  amounts falling due within one year                        11               (30,074,139)

 Net current (liabilities)/assets                                              (7,372,532)

 Total assets less current liabilities                                          77,740,775


 Net assets                                                                     77,740,775

 Capital and reserves
 Capital funding                                             12                106,338,963
 Reserves                                                    13               (28,598,188)

 Partnership funds                                                              77,740,775





The financial statements on pages F-7 to F-18 were approved by the Partners on 6 July 2001 and were signed on its behalf by:

/s/   Daniel Frydenlund
-----------------------

Daniel Frydenlund
Chief Financial Officer, Hostmark World Ltd

6 July 2001

Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)


Consolidated Cash Flow Statement
for the period from Inception to 31 December 2000

                                                                             Period ended 31
                                                                   Note        December 2000
                                                                                     (euro)s

 Net cash outflow from operating activities                     14a             (9,262,478)

     Interest received                                                             535,932
     Interest paid                                                                  (1,393)

 Returns on investments and servicing of finance                                   534,539

 Taxation                                                                                -

 Purchase of tangible fixed assets                                             (85,296,984)
 Purchase of intangible fixed assets                                               (15,587)

 Capital expenditure and financial investment                                  (85,312,571)

 Cash outflow before management of liquid resources and
 financing                                                                     (94,040,510)

 Management of liquid resources                                                          -

 Financing                                                      12             106,338,963

 Increase in cash in the period                                                 12,298,453



 Reconciliation of net cash flow to movement in net                          Period ended 31
 funds                                                                         December 2000
                                                                                     (euro)s

 Increase in cash in the period                                                 12,298,453

 Foreign exchange translation difference                                        (2,007,781)

 Movement in net funds in the period                                            10,290,672

 Net funds at Inception                                                                  -

 Net funds at 31 December 2000                                                  10,290,672



Hostmark World LP
(formerly advantag-e World LP,
formerly Dot-to-Dot Communications LP)



     1        Principal Accounting Policies

The consolidated financial statements for the Hostmark World LP Group have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important Group accounting policies, which have been applied consistently, is set out below.

Development of the Business and Going Concern

Hostmark World LP was registered on 7 December 1999 in Delaware, USA, but received no capital funding until 7 February 2000. Details of capital funding are included in Note 12.

The Group is at an early stage in its development. The Group has not reached the stage when it is generating significant revenue and the construction of the network is just coming to completion. The Group will therefore be dependent on further funding from its parent for the foreseeable future.

The Group operates in an industry in which it is inherently difficult to foresee the level of demand or the future development of technology. There is therefore risk that the initial assumptions in the Group's business plan may turn out not to be correct.

As described further in Note 21, after the year end, the French subsidiary, Hostmark France SAS, was put into liquidation. The remaining operating subsidiaries in the Group, being Hostmark World Ltd, Hostmark UK Ltd, Hostmark AB and Hostmark GmbH were sold, in a share for share exchange, to Worldport Holdings Inc., a US company registered in Delaware. The new Group is currently in the process of formulating its plans for Hostmark companies and for the development of the new Group.

The financial statements have been prepared on the going concern basis, which assumes that the Group will continue in operational existence for the foreseeable future. The validity of this assumption is based on the expectation that Worldport Holdings Inc. will continue to support the establishment of the Group's business. Worldport Holdings Inc. has indicated its intention to continue to support the Group. The partners therefore believe that it is appropriate for the financial statements to be prepared on the going concern basis.

Basis of Accounting

The financial statements of the Group are prepared in accordance with the historical cost convention.

Basis of Consolidation

The consolidated financial statements include the accounts of all subsidiary undertakings made up to 31 December 2000.

Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation, as shown in note
7. Cost includes the purchase price, interest and all costs that are directly attributable to bringing the fixed asset into working condition for its intended use. Apart from freehold land and assets in the course of construction, fixed assets are depreciated over their estimated economic lives in equal annual amounts.

         1         Principal Accounting Policies (Continued)

The principal estimated economic lives are:

                                          Over period of lease or estimated
Property                                  useful life if lower
Fixtures, Furniture & Equipment           5 years
Computer Hardware                         3 years
Computer Software                         3 years
Trademarks                                20 years

Impairments

Fixed assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the fair value is determined to be less than the carrying amount of the asset, a loss is recognised for the difference.

Operating Leases

Operating lease rentals are expensed as incurred.

Deferred Taxation

Provision is made, by the liability method, at the expected applicable rates for taxation deferred in respect of all timing differences between accounting and taxation treatment, except when it is thought reasonably probable that the tax effects of such deferrals will continue for the foreseeable future.

Pension Costs

The Group makes contributions to a Group Personal Pension Scheme established on behalf of employees. Each participating employee has a separate plan and the pension contract is between the employee and the pension provider. The pension scheme is not an occupational scheme and so none of the rules relating to benefit limits, actuarial valuations or trustee requirements apply. The only employer liability is the employer contribution, which is charged to the profit and loss account on an accruals basis.

Foreign Currencies

Foreign currency transactions in individual companies during the year have been converted at a standard rate of exchange (an approximation of the average rate) ruling during the period. Monetary assets and liabilities are converted at the closing rate of exchange. All differences on exchange are taken directly to the profit and loss account. For foreign operations, income and expenditure, assets and liabilities are translated into Euros at the rates ruling at the balance sheet date, for the preparation of the consolidated financial statements.

The following exchange rates were used in consolidating group companies:

GB(pound)/(euro)0.62544
SEK/(euro)8.85482
DKR/(euro)7.459256

     2    Operating loss

                                                                       2000
                                                                    (euro)s

 This is stated after charging:
 Depreciation of tangible fixed assets                              198,835
 Amortisation of intangible fixed assets                                429
 Operating lease rentals (property)                                 455,715
 Auditors' remuneration                                              79,944
 Auditors' remuneration for non-audit services                            -
 -------------------------------------------------------------------------------


     3    Employee Information

                                                                       2000
                                                                    (euro)s

 Wages and salaries                                               4,839,866
 Social security costs                                              525,096
 Pension costs                                                      231,762
 Other staff costs                                                  948,257

                                                                  6,544,981
 -------------------------------------------------------------------------------

Other staff costs in the Profit & Loss account also include temporary staff, staff training, life assurance contributions, car allowances and relocation expenses.

The average number of employees during the year was 40.


     4    Interest Receivable and similar items

                                                                    2000
                                                                 (euro)s

 Interest receivable on bank deposits                            535,932
 -------------------------------------------------------------------------------


     5    Interest Payable and similar items

                                                                       2000
                                                                    (euro)s

 Interest payable on bank overdrafts                                  1,393
 -------------------------------------------------------------------------------

     6    Tax on Profit on Ordinary Activities

The group incurred a loss of (euro) 26,590,407. No charge for Corporation Tax was incurred during the period.


     7    Tangible Assets

                                                  Assets in the       Computer      Furniture,
                                                      Course of     Hardware &      Fixtures &
                                     Property      Construction       Software        Fittings            Total
                                      (euro)s           (euro)s        (euro)s         (euro)s          (euro)s

 Cost
 Additions                             78,688       67,596,485    16,346,633         1,275,178       85,296,984

 At 31 December 2000                   78,688       67,596,485    16,346,633         1,275,178       85,296,984
 -------------------------------- ------------ ----------------- ------------- ---------------- ----------------

 Depreciation
 Charge for the period                      -                -       111,435            87,400          198,835

 At 31 December 2000                        -                -       111,435            87,400          198,835
 -------------------------------- ------------ ----------------- ------------- ---------------- ----------------

 Net book value at 31 December         78,688       67,596,485    16,235,198         1,187,778       85,098,149
 2000
 -------------------------------- ------------ ----------------- ------------- ---------------- ----------------


     8    Intangible Fixed Assets

                                                                                    Trademarks            Total
                                                                                       (euro)s          (euro)s

 Cost
 Additions                                                                              15,587           15,587

 At 31 December 2000                                                                    15,587           15,587
 ----------------------------------------------------------------------------- ---------------- ----------------

 Depreciation
 Charge for the period                                                                     429              429

 At 31 December 2000                                                                       429              429
 ----------------------------------------------------------------------------- ---------------- ----------------

 Net book value at 31 December 2000                                                     15,158           15,158
 ----------------------------------------------------------------------------- ---------------- ----------------



     9    Investments In Subsidiary Undertakings


                                                                                          Proportion of voting
                                                        Country of                    rights and nominal value
                                    Nature of     Incorporation or       Class of     of issued shares held by
                                     Business         Registration          Share                    the Group
                                                                                                             %

Hostmark World Limited            Web Hosting      England & Wales       Ordinary                          100
Hostmark UK Limited *             Web Hosting      England & Wales       Ordinary                          100
Hostmark France SAS               Web Hosting               France       Ordinary                          100
Hostmark GmbH                     Web Hosting              Germany       Ordinary                          100
Hostmark AB                       Web Hosting               Sweden       Ordinary                          100
Hostmark Aps                          Dormant              Denmark       Ordinary                          100


*: Hostmark World LP holds all investments except as indicated, which is held by Hostmark World Limited.



     10   Debtors

                                                                       Group
                                                                        2000
                                                                     (euro)s

 Amounts falling due within one year
 Trade debtors                                                            -
 Sales tax receivable                                             9,542,427
 Other debtors                                                    2,784,063
 Prepayments and accrued income                                      84,445

                                                                 12,410,935

 Amounts falling due after one year
--------------------------------------------------------------------------------

     11   Creditors: amounts falling due within one year

                                                                       Group
                                                                        2000
                                                                     (euro)s

 Trade creditors                                                 22,624,511
 Other creditors including taxation & social security               658,609
 Accruals and deferred income                                     6,791,019

                                                                 30,074,139
 -------------------------------------------------------------------------------

     12   Capital Funding

                                                                       Group
                                                                        2000
                                                                     (euro)s
 Capital Contributions

 Other capital funds                                            106,338,963

 At 31 December 2000                                            106,338,963
 -------------------------------------------------------------------------------

Other capital funds consist of partnership capital contributed from the Sturm Group during 2000.


     13   Reserves


                                                      Foreign       Profit and
                                                     Exchange     Loss account          Total
                                                   Translation
                                                    Difference
                                                      (euro)s          (euro)s        (euro)s

 At 31 December 1999                                        -                -              -

 Retained loss for the period                       2,007,781       26,590,407     28,598,188

 At 31 December 2000                                2,007,781       26,590,407     28,598,188
 --------------------------------------------------------------------------------------------


     14   Notes on Consolidated Cash Flow

          a) Reconciliation of operating profit to net cash inflow from operating activities

                                                                           2000
                                                                        (euro)s

 Operating loss                                                    (27,124,946)
 Depreciation                                                          199,264
 Increase in debtors                                               (12,410,935)
 Increase in creditors                                              30,074,139

 Net cash inflow from operating activities                          (9,262,478)
 -------------------------------------------------------------------------------

          b)  Analysis of net debt


                                Cash at        Current    Debt due        Due to
                               bank and          asset   after one       holding
                                in hand    investments        year       company         Total
                                (euro)s        (euro)s     (euro)s       (euro)s       (euro)s

At 31 December 1999                   -              -           -             -             -

Net cash flow                10,290,672              -           -             -    10,290,672

At 31 December 2000          10,290,672              -           -             -    10,290,672
----------------------------------------------------------------------------------------------


     15   Operating Lease Rentals

At 31 December 2000, the Group had commitments under operating leases to make the following payments in the next financial year:

                                                                           Group
                                                              Land and Buildings
                                                                         (euro)s
 For leases expiring:
 Within one year                                                               -
 Between two and five years                                              241,742
 In five years or more                                                 2,186,698
 -------------------------------------------------------------------------------


     16   Transactions with Partners

No director of any group company had a material interest in any contract or arrangement with the Group during the year.


     17   Capital Expenditure Commitments

Capital expenditure authorised and contracted for but not provided in the accounts amounts to (euro)6,468,228 for the Group.

The Group's outstanding commitments relate to the construction contracts for the Internet Data Centres in the UK, Sweden and Germany. These contracts are scheduled for completion within 2001.

     18   Ultimate Parent Undertaking

Hostmark World LP's parent company and controlling party is Hostmark World Holdings LLC (formerly advantag-e World Holdings LLC, formerly Dot-to-Dot Holding Co. LLC). After the year end the ultimate holding company of Hostmark World Limited, Hostmark UK Limited, Hostmark AB and Hostmark GmbH became Worldport Holdings Inc. as described in note 21.


     19     Related Party Transactions

 During the year the following related party transactions took place:

a) Hostmark World Holdings LLC, the limited partner of Hostmark World LP, invested (euro)106,338,963 in Hostmark World LP during the period, in the form of partnership capital contributions.



b) Sturm Group, the principal investor in Hostmark World Holdings LLC charged Hostmark World Limited a management fee of US$831,067 during the period. This amount was accrued but unpaid at the period end.

     20   United States Generally Accepted Accounting Principles (US GAAP)

Accounting principles generally accepted in the United Kingdom vary in certain respects from accounting principles generally accepted in the United States. However, for the period from inception to 31 December 2000, the application of the latter resulted in no significant differences in the financial statements.


     21   Post Balance Sheet Events

On 25 April 2001 Hostmark France SAS was put into liquidation in order to preserve the Group's cash during funding negotiations. Hostmark France SAS had Assets and Liabilities at 31 December 2000 as follows:

                                                (euro)
Fixed assets                                 3,139,622
Current assets                               1,027,246
Current liabilities                          (157,446)
Funding from Group                         (5,647,552)
                                           -----------

Net liabilities                            (1,638,130)


The realisable value of the French company's assets will be determined during the liquidation and can not yet be established.

On 25 April 2001 Hostmark World Limited (and its subsidiary Hostmark UK Limited), Hostmark AB and Hostmark GmbH were acquired by Worldport Holdings Inc., a US company registered in Delaware as discussed in note 1. This may lead to an organisational restructuring, including a possible asset write-down and redundancies.